UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2005

KINTERA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50507	74-2947183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9605 Scranton Road, Suite 240 San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 795-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 2, 2005, Kintera, Inc. (the “Company”) closed its private placement of 4,500,000 shares of its common stock at a price of $3.00 per share, for aggregate proceeds of $13.5 million. In connection therewith, the Company issued warrants to purchase up to 1,800,000 shares of its common stock at an exercise price of $3.50 per share. The closing is further described in the press release issued by the Company on December 5, 2005, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Press release of the Company issued on December 5, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 5, 2005	By:	/s/ Richard Davidson
Richard Davidson
Chief Financial Officer

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